UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of Earliest Event Reported): JULY 18, 2005 (MAY 3, 2005)


                        HEALTH OUTCOMES MANAGEMENT, INC.
             (Exact name of Registrant as Specified in its Charter)

                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)

         0-9587                                       41-1546471
(Commission File Number)                 (I.R.S. Employer Identification Number)

                        525 WASHINGTON BLVD., SUITE 3600
                          JERSEY CITY, NEW JERSEY 07310
          (Address of Principal Executive Offices, including Zip Code)

                                 (201) 216-0100
              (Registrant's Telephone Number, including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (SEE General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17  CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On May 3, 2005, Health Outcomes Management, Inc. (the "Company") completed the merger ("Merger") of its wholly-owned subsidiary, Hudson Acquisition Corp. with Hudson Securities, Inc. ("Hudson") a privately-held corporation, whereby Hudson was the surviving entity in the Merger and as such has become a wholly-owned subsidiary of the Company. In connection with the Merger the former stockholders of Hudson now control the board of directors of the Company and 94.0% of the outstanding shares of common stock of the Company.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES

         In connection with the Merger referred to in Item 3.02 above, the Company issued an aggregate of 154,672,671 shares ("Shares") of its restricted common stock to the former stockholders of Hudson.

         The issuance of the Shares was deemed to be exempt under Section 4(2) of the Securities Act. Each of the former stockholders of Hudson represented to the Company that: (a) it is acquiring the Shares for its own account for investment purposes only and not with a view towards resale or distribution, (b) it has no present intention to resell or otherwise dispose of all or any part of the Shares, (c) it is an "accredited investor" as the term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), (d) it is sophisticated in business and financial matters such as these, and (e) it was not solicited to participate in the Merger by any means of general solicitation or advertising.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

         As reported in Item 2.01 above, the Company, through its wholly-owned subsidiary, acquired Hudson in exchange for 154,672,671 shares of its common stock, or 94.0% of the Company's outstanding capital stock, pursuant to the previously announced Agreement and Plan of Merger, dated December 22, 2004, which called for the closing of the transaction which occurred on May 3, 2005 ("Merger Agreement").

         Additionally, pursuant to the terms and conditions of the Merger Agreement, on May 3, 2005 each of Stanford Baratz, Matthew Goldberg and Jonathan
R. Gordon resigned as directors of the Company, and Peter Zugschwert, the sole executive officer of the Company, resigned each of his executive officer positions, including Chief Executive Officer, President and Secretary of the Company, but he remained as a director of the Company. Immediately thereafter, Martin Cunningham, Keith Knox and Mark Leventhal were appointed by Peter Zugschwert as the sole member of the Company's board of directors to fill the three vacancies on the Company's board, to serve until the next annual meeting of stockholders. On May 3, 2005, the board of directors appointed Martin Cunningham as Chief Executive Officer, Keith Knox as President and Secretary and Mark Leventhal as Executive Vice President of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of July 18, 2005, the Company's authorized capitalization consisted of 200,000,000 shares of common stock, par value $.01 per share. As of July 18, 2005, there were 164,545,391 shares of common stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of common stock entitles its holder to one vote on each matter submitted to the stockholder.

         The following table sets forth, as of July 18, 2005, the number of shares of common stock of the Company owned by: (i) each person who is known by the Company to own of record or beneficially five percent (5%) or more of the Company's outstanding shares, (ii) each director of the Company, (iii) each of the executive officers, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned.

-------------------------- --------------------------- -------------------------
                                   NUMBER OF                  PERCENTAGE OF
NAME AND ADDRESS OF              COMMON SHARES       COMMON SHARES BENEFICIALLY
BENEFICIAL OWNER(1)          BENEFICIALLY OWNED(2)              OWNED
-------------------------- --------------------- -----------------------------
Martin Cunningham                    34,788,518                         21.1%
-------------------------- --------------------- -----------------------------
Keith Knox                           34,788,518                         21.1%
-------------------------- --------------------- -----------------------------
Mark Leventhal                       34,788,518                         21.1%
-------------------------- --------------------- -----------------------------
Steve Winkler                        34,788,518                         21.1%
-------------------------- --------------------- -----------------------------
Peter Zugschwert                      1,738,249                          1.1%
-------------------------- --------------------- -----------------------------

-------------------------- --------------------  ----------------------------
All Directors and
Officers as a group
-------------------------- --------------------  ----------------------------
 (5 persons)                        140,892,321                         85.5%
-------------------------- --------------------- -----------------------------

(1) Unless otherwise indicated, the address of each person listed below is c/o Health Outcomes Management, Inc., 525 Washington Blvd, Suite 3600, Jersey City, NJ 07310.

(2) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual, or group, has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

In connection with the Merger reported pursuant to Item 2.01 above, and as disclosed in Item 5.01 above, certain of the Company's officers and directors resigned from their positions in connection with the terms of the Merger Agreement and the following persons were elected as directors and officers of the Company:

NAME                 AGE       POSITION WITH THE COMPANY
Martin Cunningham     45       Chairman, Chief Executive Officer and Director
Keith Knox            46       President, Secretary and Director
Mark Leventhal        49       Executive Vice President and Director

         MARTIN CUNNINGHAM has been a director of Hudson and has served as its Chief Executive Officer since 2004. From August 2003 until joining Hudson, Mr. Cunningham was an employee of Wien Securities, Inc. From February 2003 until August 2003, Mr. Cunningham was President of Wien Securities, Inc. From 1996 to December 2002, Mr. Cunningham was Senior Vice President and Head of Equity Trading at Schwab Capital Markets (formerly Mayer & Schweitzer).

         KEITH KNOX has been a director of Hudson and has served as its President since 2004. From January 2003 until joining Hudson, Mr. Knox was a Vice President of Wien Securities, Inc. From 1984 to December 2002, Mr. Knox was a trader with Schwab Capital Markets (formerly Mayer & Schweitzer).

         MARK LEVENTHAL has been a director of Hudson and has served as its Executive Vice President since 2004. From January 2003 until joining Hudson, Mr. Leventhal was a Vice President of Wien Securities, Inc. From 1989 to December 2002, Mr. Leventhal was manager of NASDAQ Trading at Schwab Capital Markets (formerly Mayer & Schweitzer).

         Peter Zugschwert resigned each of his executive officer positions with the Company effective as of May 3, 2005 in connection with the Merger, but remained a member of the Company's board of directors.

         There are no family relationships among any of the Company's directors or executive officers.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the last two years, the Company entered into the following transactions with related parties:

         On May 3, 2005, the Company authorized the issuance of 34,788,518 shares of its common stock to each of Martin Cunningham, Keith Knox, Mark Leventhal and Steve Winkler in connection with the Merger. Each of Martin Cunningham, Keith Knox, Mark Leventhal and Steve Winkler were the principal stockholders of Hudson prior to the Merger and therefore each individual had an interest in the Merger and the related transactions involving the Company and Hudson.

         On October 9, 2003, the Company issued a promissory note in favor of Peter J. Zugschwert, a director of the Company and its former President, Chief Executive Officer and Secretary, in the amount of $20,000, convertible into shares of common stock of the Company at $0.04 share. This note was converted to 500,000 shares of common stock on October 25, 2003.

ITEM 8.01. OTHER EVENTS

BELOW IS A DESCRIPTION OF OUR BUSINESS AND CERTAIN RISK FACTORS ASSOCIATED WITH OWNING SECURITIES OF OUR COMPANY.

OUR BUSINESS

GENERAL

Our wholly-owned subsidiary, Hudson Securities, Inc. (Hudson), a member of the National Association of Securities Dealers and insured by the Securities Investor Protection Corporation, is a leading market maker trading more than 5,000 securities quoted on the NASDAQ stock market, the OTC Bulletin Board, and the National Quotation Bureau's Pink Sheets, and specializing in providing liquidity in less liquid, difficult to trade stocks. Hudson has been in business since 1984, and until recently operated under the name Wien Securities Corp.

As a market maker, Hudson provides its customers with order executions. When customers come to Hudson seeking to buy or sell securities, the firm works to satisfy the customers' needs, either by finding counterparties willing to trade with the customers (obtaining liquidity) or by taking the other side of the trades itself (providing liquidity). In a sense, liquidity is the product that Hudson sells to its customers.

Hudson's customers are firms that require liquidity to complete stock trades, funds whose investment decisions call for shifts into or out of certain stocks, retail customers, professional traders who want to establish or liquidate their positions, and especially retail brokerage firms whose individual investor clients wish to buy or sell shares. By trading with Hudson, its customers are able to obtain liquidity.

Providing trade executions generates two types of revenue for Hudson, commission revenue and trading revenue.

Commission revenue comes from the fees that Hudson charges its customers for executing their orders, generally a fixed price per share traded. Revenue may vary with the number and size of Hudson's customers and with their level of trading activity, but commission revenue is free of market risk in that the subsequent price of the security doesn't affect the amount of commission revenue.

Trading revenue is derived from profits from purchases and sales of securities in which Hudson makes markets. In doing so, the firm exposes itself to changes in stock prices. Trading profits are obtained by paying less to buy shares than the firm receives for selling the shares it trades for its own account. Because the price for which the firm is willing to purchase shares (its "bid" price) is always less than the price at which it would sell those shares (its "ask" price), trading with a customer presents a market maker with an opportunity to capture the difference between these prices (the "bid-ask spread") provided he can find a contra-party with whom to trade in the same security before the stock price moves against the trader. Finding a counter party to take the other side of a trade can be challenging, and failure to find a counter party at the right price or time can lead to a loss.

COMPETITIVE ADVANTAGES

In what is essentially a commodity business, Hudson believes that it differentiates itself by the stocks it trades and by the customers it serves. While many of the firm's competitors emphasize NASDAQ National Market stocks, Hudson focuses on providing liquidity in difficult-to-trade stocks, including shares quoted on the OTC Bulletin Board and Pink Sheets and second tier and Small-Cap NASDAQ stocks. At a time when much of the industry is shifting toward serving institutional customers, Hudson intends to maintain and grow existing relationships with retail firms while seeking to attract new customers from among other retailers that the firm's competitors neglect.

TECHNOLOGY

Hudson maintains a multi-tier connectivity network to receive customers' orders, to monitor the markets, and to communicate with trading partners. Hudson's traders have the ability to trade all U.S. equities, using Sungard's BRASS order management system to process incoming orders and its UMA market access system and the NASDAQ Level III system to enter orders. These systems interface with Spear, Leeds, & Kellogg (Hudson's clearing broker) to ensure trades are processed. The firm's Jersey City and Boca Raton offices are in constant communication and can serve as back-up for one another in case of system failures.

Hudson has moved to Sungard a "dedicated complex" on which Hudson can run its UMA, US and BRASS servers. The facility is capable of executing trades at peak rates of approximately triple the current average rate. Its implementation will also allow Sungard to be more responsive to Hudson's needs, providing the ability to make changes to the system during trading hours, and it will facilitate the addition of a FIX-protocol communications server, which will simplify the setup of new customer connections (Connecting to new customers' systems has been a challenge, sometimes interfering with the firm's marketing efforts, but the new server and associated upgrades are expected to fully address this issue.) The FIX server is expected to be operational by the first quarter of 2006.

FUTURE PRODUCTS AND SERVICES

Hudson is actively seeking to expand into complementary businesses, both by developing new product/service offerings that will be valuable to the firm's existing customers and by entering into strategic partnerships with related businesses that can increase its number of new customers. The firm hopes to develop a niche in the investment banking business, however, there can be no assurance thereof. The firm also intends to begin trading listed securities, and expansion of market making into other security classes, such as options or fixed income products, all of which there can be no assurance. Strategic partnership candidates include boutique investment banking and money management firms. It may be necessary to acquire new businesses or hire experienced personnel to effectuate plans in these areas, none of which have been identified to date.

THE MARKET

Hudson focuses on attracting orders from retail brokerage firms and buy-side institutions, such as mutual funds, hedge funds and trusts.

Market makers' main customers are retail brokers and institutions that require order executions for varieties of stocks, from widely traded issues like those of S&P 500 and NASDAQ 100 companies to less liquid securities such as NASDAQ Small-Cap, Bulletin Board, and Pink Sheet stocks.

While offering liquidity across a broad range of stocks to both institutional and retail brokerage customers, Hudson intends to focus its resources on increasing the firm's market share as a liquidity provider to retail brokerage firms and on specializing in less liquid issues.

Management believes that retail order-entry firms are being neglected in the increasing competition among market makers for institutional customers, offering the firm an opportunity to increase its presence in that segment. Schwab Capital Markets' purchase of Soundview and Goldman Sachs' recent elimination of market making for broker-dealer flow are indicative of the industry's focus on institutional business. Meanwhile, particularly as large competitors decrease their commitment to the market making business in light of recent "lean years," lucrative retail brokerage customers may be interested in investigating alternative relationships, presenting Hudson an opportunity to attract such customers. By establishing a large pool of retail orders, management believes that the firm will ultimately be better positioned to attract buy-side institutional firms in search of liquidity.

By focusing on less liquid stocks, the firm avoids some of the fiercest competition among market makers and other liquidity providers such as Electronic Crossing/Communication Networks (ECN's). At the same time, Hudson provides a less available service, finding a firm willing to fill an order for little-known pink sheet stocks. Trading less liquid issues exposes firms to greater price volatility and thus greater risk. There is less investor interest in trading such securities, but the wider spreads have greater profit potential. Hudson trades many of the most active NASDAQ National Market stocks, but by focusing on smaller issues management hopes to appeal to retail brokers in need of liquidity while maximizing the firm's profit potential.

INDUSTRY ANALYSIS

The top ten market makers account for about 80% of reported NASDAQ SmallCap shares traded. Retail brokers and institutions prefer to have relationships with (and communication links to) more than one market-maker. This engenders competition among market makers, inducing them to offer fast executions, favorable prices, payment for orderflow, liquidity, research, convenience, and trustworthiness.

INDUSTRY PARTICIPANTS

Over the last several year there has been a rapid consolidation in the market making industry, as global financial corporations that entered the business near the height of the market in the late 90's subsequently scaled back, as the market (and trading volumes and profits) retreated. While 200+ "market makers" are currently registered to trade bulletin board stocks*, we believe that many choose to register as market makers for technical reasons, and only a handful of these firms actively compete to fill orders from retail brokers' customers. Two of the largest market makers, Knight Equity Markets and UBS Securities, dominate the market, accounting for approximately 60% of NASDAQ, OTC Bulletin Board and Pink Sheet volume, as reported by Thomson Financial's Block Data for the second quarter of 2005. Eight other firms, including Hudson whose market share exceeds 6% of total trade volume, account for over half of the remaining volume. (Data for bulletin board and pink sheet volumes is more difficult to obtain, but management believes that NASDAQ SmallCap stocks, though generally more liquid, are reasonably representative.)

*according to http://www.otcbb.com/dynamic/tradingdata/MarketMakersPositions/
MMakersdata.htm

COMPETITION

Market making can be viewed by some as a commodity business, with participants all offering prompt executions of customer orders. But in an industry where everyone sells (or buys) identical shares of stock, market makers do manage to distinguish themselves from their competition. Factors on which market makers compete include execution quality (speed and price), payment for orderflow, securities traded and available liquidity, research, service, ease of use and relationships.

Many of our competitors have greater financial, technical and personnel resources than Hudson. We compete with over 200 market makers, and specifically with Knight Trading Group, UBS Securities and Brokerage America, three of the largest market makers. Our ability to continue to compete with other market makers will depend on our financial resources, trading ability, and our ability to provide other complementary services to our clients.

To help attract new customers, the firm is also striving to increase the list of securities available for trading. Since the beginning of 2003, Hudson has added approximately 1,200 NASDAQ stocks. In addition, the firm will soon have ability to begin trading NYSE and AMEX stocks that are dually listed on NASDAQ. Management is committed to expanding the list even more going forward, particularly with the future deployment of the firm's automated trading system.

FUTURE GROWTH

In addition to growing its market making business, the firm is also intent on entering other (related) business lines. Management believes that entering other businesses will help reduce earnings fluctuations. In addition, management hopes that the introduction of related business lines will help the firm to attract new customers to its market making business. The firm intends to pursue both organic growth and acquisitions to meet this goal, although there can be no assurance that management will meet these goals.

Hudson will also explore entering the options market making business. While more complex than stock market making, the options business is basically the calculated sale of liquidity to customers, and management is hopeful that some of Hudson's existing customers will be interested in obtaining liquidity in listed stocks and in options.

Furthermore, management is considering building a retail brokerage business driven by independent sales representatives. The firm would offer brokerage business necessities (office space, trading and clearing systems, statement generation) to retail brokers who prefer not to work in the traditional brokerage environment. Brokers would be allowed wide latitude in deciding how to best service their customers (subject to relevant industry rules). With such a division, in addition to adding a potentially profitable business, Hudson would effectively create a new customer for its market making services.

Hudson will work to identify merger candidates with complementary business lines.

LEGAL PROCEEDINGS
We are not currently a party to any material legal proceedings.

EMPLOYEES

As of June 30, 2005, we employed 76 individuals. Of the 76 employees, 3 are in management, 34 are traders, 3 are in compliance, 29 are sales support and 7 are administrative. We believe that our relations with our employees are good. None of our employees are represented by a union or any collective bargaining agreement.

PROPERTIES

Our corporate headquarters are located at 525 Washington Blvd., Jersey City, New Jersey where we lease 11,737 square feet of office space at a monthly rent of $34,484. This lease expires in November 30, 2007. We believe that our current executive office space is sufficient for our current growth plans. In addition, we maintain a trading and sales office in Boca Raton, Florida and a satellite sales office in Colorado Springs, Colorado. Our offices include a total of 80 trading stations: 60 at headquarters in New Jersey and 20 in Florida.

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RISK FACTORS

Our common stock is speculative and involves a high degree of risk. In addition to other information we have provided to you, you should consider the following risks carefully before making an investment in our securities.

RISKS RELATED TO OUR BUSINESS

OUR 2004 FINANCIAL STATEMENTS HAVE NOT BEEN AUDITED AND MAY BE REQUIRED TO BE AMENDED IN CONNECTION WITH THE AUDIT OF SUCH FINANCIAL STATEMENTS.

The financial statements attached hereto as exhibit 99.3 for the fiscal year ended March 31, 2004 have not been audited. In connection with the audit of our 2004 financial statements, our auditors may determine that information contained therein must be modified, removed or amended, in whole or in part, including but not limited to, certain accounting issues and treatments, which could result in the restatement and/or adjustment of our 2004 financial statements. In the event we are required to make any such accounting adjustments, reclassifications and/or write-downs of a material amount of our assets, our results of operations for the restated periods could be materially adversely affected and our financial condition could be adversely affected.

STOCK MARKET VOLATILITY AND OTHER SECURITIES INDUSTRY RISKS HAVE ADVERSELY AFFECTED OUR BUSINESS.

Substantially all of our revenues are derived from securities market activities. As a result, we are directly affected by economic and political conditions, broad trends in business and finance and changes in volume and price levels of securities transactions. In recent years, the U.S. securities markets have been very volatile, which has reduced trading volume and net revenues. The terrorist attacks in the United States on September 11, 2001, the invasion of lraq in 2003 and other events also resulted in substantial market volatility and accompanying reductions in trading volume and net revenues. In addition, any general economic downturn would adversely affect trading volumes and net revenues. Severe market fluctuations or weak economic conditions could reduce our trading volume and net revenues and adversely affect our profitability.

WE ARE SUBJECT TO MARKET EXPOSURE.

We conduct our market-making activities predominantly as principal, which subjects our capital to significant risks. These activities involve the purchase, sale or short sale of securities for our own account and, accordingly, involve risks of price fluctuations and illiquidity, or rapid changes in the liquidity of markets that may limit or restrict our ability to either resell securities we purchase or to repurchase securities we sell in such transactions. From time to time, we may have large position concentrations in securities of a single issuer or issuers engaged in a specific industry, which might result in higher trading losses than would occur if our positions and activities were less concentrated. The success of our market-making activities primarily depends upon our ability to attract order flow, the skill of our personnel, general market conditions, the amount of, and volatility in, our quantitative market-making and program trading portfolios, effective hedging strategies, the price volatility of specific securities and the availability of capital. To attract order flow, we must be competitive on price, size of securities positions traded, liquidity offerings, order execution, technology, reputation and client relationships and service. In our role as a market maker, we attempt to derive a profit from the difference between the prices at which we buy and sell securities. However, competitive forces often require us to match the quotes other market makers display and to hold varying amounts of securities in inventory. By having to maintain inventory positions, we are subject to a high degree of risk. There can be no assurance that we will be able to manage such risk successfully or that we will not experience significant losses from such activities.

OUR FUTURE OPERATING RESULTS MAY FLUCTUATE SIGNIFICANTLY.

We may experience significant variation in our future results of operations. These fluctuations may result from, among other things:

o introductions of or enhancements to market-making services by us or our competitors;
o the value of our securities positions and our ability to manage the risks attendant thereto;
o    the volume of our market-making activities;
o    the dollar value of securities traded;
o    volatility in the securities markets;
o    our market share with institutional clients;
o our ability to manage personnel, overhead and other expenses, including our occupancy expenses under our office leases and legal fees relating to legal and regulatory proceedings;
o the strength of our client relationships; the amount of, and volatility in, our quantitative market-making and program trading portfolios;
o    changes in payments for order flow and clearing costs;
o the addition or loss of executive management and sales, trading and technology professionals;
o    legislative, legal and regulatory changes;
o    legal and regulatory matters;
o    geopolitical risk;
o    the amount and timing of capital expenditures and divestitures;
o    the incurrence of costs associated with acquisitions and dispositions;
o    investor sentiment;
o    the level of assets under management; technological changes and events;
o    seasonality; and
o    competition and market and economic conditions.

If demand for our services declines due to any of the above factors, and we are unable to timely adjust our cost structure, our operating results could be materially and adversely affected.

OUR TRADERS MAY TAKE LARGER RISKS THAN PERMITTED.

Although we require our traders to adhere to certain position limits (generally no more than $500,000 in total positions for the most experienced traders), sometimes a trader takes a position beyond these limits and subjects our company to greater risks. We have established procedures to guard against this, including real-time position monitoring which will promptly alert management to any excessive risks. However, there can be no assurance that management will be able to guard against all risks taken by each employee.

WE ARE DEPENDENT ON CLEARING BROKERS.

As a market maker, the majority of our securities transactions are conducted as principal with broker-dealer and institutional counterparties located in the United States. We clear our securities transactions through unaffiliated clearing brokers. Under the terms of the agreements between us and our clearing brokers, the clearing brokers have the right to charge us for losses that result from a counterparty's failure to fulfill its contractual obligations. No assurance can be given that any such counterparty will not default on its obligations, which default could have a material adverse effect on our business, financial condition and operating results. In addition, at any time, a substantial portion of our assets are held at one or more clearing brokers and, accordingly, we are subject to credit risk with respect to such clearing brokers. One firm clears the majority of our trades and holds the majority of our assets. Consequently, we are reliant on the ability of our clearing brokers to adequately discharge their obligations on a timely basis. We are also dependent on the solvency of such clearing brokers. Any failure by the clearing brokers to adequately discharge their obligations on a timely basis, or failure by a clearing broker to remain solvent, or any event adversely affecting the clearing brokers, could have a material adverse effect on our business, financial condition and operating results.

MARKET VOLUME, PRICE AND LIQUIDITY CAN IMPACT OUR REVENUES.

Our revenues may decrease in the event of a decline in market volume, prices or liquidity. Declines in the volume of securities transactions and in market liquidity generally result in lower revenues from market-making activities. Lower price levels of securities may also result in reduced revenue capture, and thereby reduced revenues from market-making transactions, as well as result in losses from declines in the market value of securities held in inventory. Sudden sharp declines in market values of securities can result in illiquid markets, declines in the market values of securities held in inventory, the failure of buyers and sellers of securities to fulfill their obligations and settle their trades, and increases in claims and litigation. Any decline in market volume, price or liquidity or any other of these factors could have a material adverse effect on our business, financial condition and operating results.

WE OPERATE IN A HIGHLY REGULATED INDUSTRY AND COMPLIANCE FAILURES COULD ADVERSELY AFFECT OUR BUSINESS.

The securities industry is subject to extensive regulation covering all aspects of the securities business. The various governmental authorities and industry self-regulatory organizations that supervise and regulate us generally have broad enforcement powers to censure, fine, issue cease-and-desist orders or suspend or expel us or any of our officers or employees who violate applicable laws or regulations. Our ability to comply with all applicable laws and rules is largely dependent on our establishment and maintenance of compliance and reporting systems, as well as our ability to attract and retain qualified compliance and other personnel. If we do not comply with the rules and regulations established, we could be subject to disciplinary or other regulatory or legal actions in the future. In addition, it is possible that any past noncompliance could subject us to future civil lawsuits, the outcome of which could have a material adverse effect on our financial condition and operating results.

We are required to keep accurate books and records. There is considerable fluctuation during any year and from year-to-year in the volume of transactions we must process. We record transactions and post our books daily. Operations personnel monitor operations to determine compliance with applicable laws, rules and regulations. Failure to keep current and accurate books and records can render us liable to disciplinary action by governmental and self-regulatory authorities, as well as to claims by our clients.

WE HAVE A PRIOR DISCIPLINARY RECORD WITH THE NASD, WHICH COULD HAVE AN ADVERSE EFFECT ON OUR ABILITY TO OPERATE IF WE BECOME SUBJECT TO ADDITIONAL NASD DISCIPLINARY ACTION.

During the period from approximately 1990 through June 30, 2004, while our operating subsidiary Hudson Securities was owned by and supervised by prior management of the prior owners and operating under the name Wien Securities, we were cited by the NASD for violations of the NASD's Rules of Fair Practice and Marketplace Rules on at least 20 occasions and were fined amounts ranging from $500 to $82,500. The total amount of such fines was approximately $341,000. The existence of such prior violations could have an adverse effect on us should such violations recur under the supervision of current management.



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WE FACE SUBSTANTIAL COMPETITION THAT COULD REDUCE OUR MARKET SHARE AND HARM OUR
FINANCIAL PERFORMANCE.

All aspects of our business are highly competitive. We compete directly with national and regional full service broker-dealers and, to a lesser extent, with discount brokers, investment advisors and certain commercial banks. The financial services industry has become considerably more concentrated as numerous securities firms have either ceased operations or have been acquired by or merged into other firms. These mergers and acquisitions have increased competition from these firms, many of which have significantly greater capital and financial and other resources than we have. With respect to retail brokerage activities, certain regional firms with which we compete have operated in certain markets longer than we have and have established long-standing client relationships. We also compete with others in the financial services industry in recruiting registered representatives and new employees as well as retaining current personnel, and we could be adversely affected in the event we were to lose registered representatives who either individually or in the aggregate accounted for a significant percentage of our revenues.

IF WE LOSE SENIOR MANAGEMENT AND KEY PERSONNEL OR ARE UNABLE TO ATTRACT AND RETAIN SKILLED EMPLOYEES WHEN NEEDED, WE MAY NOT BE ABLE TO OPERATE OUR BUSINESS SUCCESSFULLY.

We are particularly dependent on Mark Leventhal, Martin Cunningham and Keith Knox. The loss of any of these individuals would have a significant negative effect on our business. In addition, we believe that our success will depend in large part upon our continued ability to attract and retain skilled traders and other employees, which is difficult because the market for the services of such individuals is very competitive.

OUR CURRENT MANAGEMENT HAS LIMITED OPERATIONAL MANAGEMENT EXPERIENCE.

Our management has limited experience in the administration and financial management of a business organization and only attained management of our operating subsidiary in June 2004. Although our president has had some prior operational experience, our management has not managed our company for a significant period of time and has no record of performance that you can evaluate.

WE NEED TO COMPLY WITH STRINGENT CAPITAL REQUIREMENTS.

Many of the regulatory agencies, securities exchanges and other industry self-regulatory organizations that regulate us have stringent rules with respect to the maintenance of specific levels of net capital by securities broker-dealers. Net capital is the net worth of a broker or dealer, less deductions for certain types of assets. Currently, we are required to maintain net capital of at least $1,000,000. As of March 31, 2005, we had net capital of approximately $3,282,940 and excess net capital (that is, net capital less required net capital) of approximately $2,282,940. We intend to maintain such funds as are necessary to operate our business and to maintain compliance with regulatory net capital requirements. If we fail to maintain the required net capital, we may be subject to suspension or revocation of our licenses. If such net capital rules are changed or expanded, or if there is an unusually large charge against our net capital, we might be required to limit or discontinue those portions of our business that require the intensive use of capital. A large operating loss or charge against net capital could adversely affect our ability to expand or even maintain our present levels of business.

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WE MAY NOT BE ABLE TO GROW AS PLANNED.

As part of our long-term growth strategy, we intend to recruit individual registered representatives and to evaluate the acquisition of other firms or assets that would complement or expand our business in attractive service markets or that would broaden our customer relationships. We cannot assure you that we will be successful in our recruiting efforts or that we will be able to identify suitable acquisition candidates available for sale at reasonable prices or that we will be able to consummate any acquisition. Further, future acquisitions may further increase our leverage or, if we issue equity securities to pay for the acquisitions, our stockholders could suffer dilution of their interests.

We also plan to expand into complementary businesses, both by developing new product/service offerings that will be valuable to our existing customers and by entering into strategic partnerships with related businesses that can bring new customers. We hope to develop a niche investment banking business. We also intend to begin trading listed securities, and expansion of market making into other security classes, such as options or fixed income products, is currently under consideration. There can be no assurance that any of the new products or services will be developed. If we are unable to raise adequate capital, we will not have the available funds to create new products.

OUR EXPOSURE TO POSSIBLE LITIGATION COULD ADVERSELY AFFECT OUR BUSINESS.

From time to time we are engaged in various legal and regulatory proceedings arising in the normal course of business. Many aspects of the securities brokerage business involve substantial risks of liability. In recent years, there has been an increasing incidence of litigation involving the securities brokerage industry, including class action and other suits that generally seek substantial damages, including in some cases punitive damages. Any such litigation brought in the future could have a material adverse effect on our business, financial condition and operating results.

From time to time, we may also be engaged in various legal proceedings not related to securities. We currently maintain various types of insurance, including employment practices liability insurance, the proceeds of which may help to reduce the amount we may otherwise be required to pay with respect to certain types of claims. However, there can be no assurance that we will be able to obtain such insurance in the future. If it can be obtained, the price for such insurance may be unreasonable. Even if such insurance is in force, the amount of any award may exceed the maximum coverage provided by such insurance, in which case we will be required to pay any uncovered portion.

OUR BUSINESS RELIES HEAVILY ON COMPUTERS AND OTHER ELECTRONIC SYSTEMS AND CAPACITY CONSTRAINTS AND FAILURES OF THESE SYSTEMS COULD HARM OUR BUSINESS.

As our business expands, we face risks relating to the need to expand and upgrade our transaction processing systems, network infrastructure and other aspects of our technology. While many of our systems are designed to accommodate additional growth without redesign or replacement, we may nevertheless need to make significant investments in additional hardware and software to accommodate growth. We cannot assure you that we will be able to predict accurately the timing or rate of such growth, or expand and upgrade our systems and infrastructure on a timely basis.

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RISKS ASSOCIATED WITH OUR SECURITIES


OUR COMMON STOCK IS NOT ACTIVELY TRADED, SO YOU MAY BE UNABLE TO SELL AT OR NEAR ASK PRICES OR AT ALL IF YOU NEED TO SELL YOUR SHARES TO RAISE MONEY OR OTHERWISE DESIRE TO LIQUIDATE YOUR SHARES.

     Our Common Stock has historically been sporadically traded on the OTC Bulletin Board, meaning that the number of persons interested in purchasing our Common Stock at or near ask prices at any given time has been, and may continue to be, relatively small or non-existent. This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if we came to the attention of such persons, they tend to be risk-averse and would be reluctant to purchase or recommend the purchase of our shares until such time as we became more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot assure you that a broader or more active public trading market for our Common Stock will develop or be sustained, or that current trading levels will be sustained or not diminish.

THE APPLICATION OF THE "PENNY STOCK" RULES TO OUR COMMON STOCK COULD LIMIT THE TRADING AND LIQUIDITY OF THE COMMON STOCK, ADVERSELY AFFECT THE MARKET PRICE OF OUR COMMON STOCK AND INCREASE YOUR TRANSACTION COSTS TO SELL THOSE SHARES.

     As long as the trading price of our Common Stock is below $5.00 per share, the open-market trading of our Common Stock will be subject to the "penny stock" rules. The "penny stock" rules impose additional sales practice requirements on broker-dealers who sell securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). These regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the associated risks. Under these regulations, certain brokers who recommend such securities to persons other than established customers or certain accredited investors must make a special written suitability determination regarding such a purchaser and receive such purchaser's written agreement to a transaction prior to sale. These regulations have the effect of limiting the trading activity of the Common Stock, reducing the liquidity of an investment in the Common Stock and increasing the transaction costs for sales and purchases of our Common Stock as compared to other securities.

THE MARKET PRICE FOR OUR COMMON STOCK IS PARTICULARLY VOLATILE GIVEN OUR STATUS AS A RELATIVELY UNKNOWN COMPANY WITH A SMALL AND THINLY TRADED PUBLIC FLOAT, LIMITED OPERATING HISTORY AND LACK OF PROFITS WHICH COULD LEAD TO WIDE FLUCTUATIONS IN OUR SHARE PRICE. YOU MAY BE UNABLE TO SELL YOUR COMMON STOCK AT OR ABOVE YOUR PURCHASE PRICE, WHICH MAY RESULT IN SUBSTANTIAL LOSSES TO YOU.


The market for our Common Stock is characterized by significant price volatility when compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. The volatility in our share price is attributable to a number of factors. First, as noted above, our Common Stock is sporadically and thinly traded. As a consequence of this lack of liquidity, the trading of relatively small quantities of shares by our stockholders may disproportionately influence the price of those shares in either direction. The price for our Shares could, for example, decline precipitously in the event that a large number of shares of our Common Stock are sold on the market without commensurate demand, as compared to a seasoned issuer which could better absorb those sales without adverse impact on its share price. Secondly, we are a speculative or "risky" investment due to our limited operating history and lack of profits to date, and uncertainty of future market acceptance for our services. As a consequence of this enhanced risk, more risk averse investors may, under the fear of losing all or most of their investment in the event of negative news or lack of progress, be more inclined to sell their shares on the market more quickly and at greater discounts than would be the case with the stock of a seasoned issuer. Many of these factors are beyond our control and may decrease the market price of our Common Stock, regardless of our operating performance. We cannot make any predictions or projections as to what the prevailing market price for our Common Stock will be at any time, including as to whether our Common Stock will sustain its current market price, or as to what effect that the sale of shares or the availability of Common Stock for sale at any time will have on the prevailing market price.

     In addition, the market price of the Common Stock could be subject to wide fluctuations in response to:
         o     quarterly variations in our revenues and operating expenses;
         o     fluctuations in interest rates;
         o the operating and stock price performance of other companies that investors may deem comparable to us; and
         o news reports relating to trends in our markets or general economic conditions.

     The stock market in general and the market prices for brokerage-related companies in particular, have experienced volatility that often has been unrelated to the operating performance of such companies. These broad market and industry fluctuations may adversely affect the price of our stock, regardless of our operating performance.

     Stockholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;
(2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. The occurrence of these patterns or practices could increase the volatility of our share price.

WE DO NOT INTEND TO PAY DIVIDENDS TO OUR STOCKHOLDERS.

We do not have any current plans to pay dividends to our stockholders. We currently intend to retain any future earnings for funding growth and, therefore, do not expect to pay any dividends in the foreseeable future.

MANAGEMENT CONTROLS APPROXIMATELY 84.0% OF THE VOTING CAPITAL STOCK OF OUR COMPANY.

Each of Messrs. Cunningham, Knox, Leventhal and Winkler own approximately 21.1% of our common stock. In the event that our management votes together on any or all issues you will have no effective voice in our management. Accordingly our directors and officers will continue to control our company as well as the outcome of any matters submitted to a vote of our stockholders and will have the power to determine all management policy and financing decisions.

FUTURE SALES OF OUR COMMON STOCK COULD PUT DOWNWARD SELLING PRESSURE ON OUR SHARES, AND ADVERSELY AFFECT THE STOCK PRICE. THERE IS A RISK THAT THIS DOWNWARD PRESSURE MAY MAKE IT IMPOSSIBLE FOR A STOCKHOLDER TO SELL ITS SHARES AT ANY REASONABLE PRICE, IF AT ALL.


Future sales of substantial amounts of our Common Stock in the public market, or the perception that such sales could occur, could put downward selling pressure on our shares, and adversely affect the market price of our Common Stock.


THERE MAY BE DELAYS IN ORDER COMMUNICATION ON THE OTCBB.

Heavy market volume may lead to a delay in the processing of OTCBB security orders for shares of our Common Stock, due to the nature of the OTCBB market. Consequently, one may not always be able to sell shares of our Common Stock at the optimum trading prices.

THERE IS LIMITED LIQUIDITY ON THE OTCBB.

When fewer shares of a security are being traded on the OTCBB, volatility of prices may increase and price movement may outpace the ability to deliver accurate quote information. Due to lower trading volumes in shares of our Common Stock, there may be a lower likelihood of one's orders for shares of our Common Stock being executed, and current prices may differ significantly from the price one was quoted by the OTCBB at the time of one's order entry.

THERE IS A LIMITATION IN CONNECTION WITH THE EDITING AND CANCELING OF ORDERS ON THE OTCBB.

Orders for OTCBB securities may be canceled or edited like orders for other securities. All requests to change or cancel an order must be submitted to, received and processed by the order entry firm. Order processing and reporting may be delayed, and one may not be able to cancel or edit one's order. Consequently, one may not be able to sell shares of our Common Stock at the optimum trading prices.

INCREASED DEALER COMPENSATION COULD ADVERSELY AFFECT THE STOCK PRICE.

The dealer's spread (the difference between the bid and ask prices) may be large and may result in substantial losses to the seller of shares of our Common Stock on the OTCBB if the stock must be sold immediately. Further, purchasers of shares of our Common Stock may incur an immediate "paper" loss due to the price spread. Moreover, dealers trading on the OTCBB may not have a bid price for shares of our Common Stock on the OTCBB. Due to the foregoing, demand for shares of our Common Stock on the OTCBB may be decreased or eliminated.

SHARES ELIGIBLE FOR FUTURE SALE MAY ADVERSELY AFFECT THE MARKET.

From time to time, certain of our stockholders may be eligible to sell all or some of their shares of Common Stock by means of ordinary brokerage transactions in the open market pursuant to Rule 144, promulgated under the Securities Act, subject to certain limitations. In general, pursuant to Rule 144, a stockholder (or stockholders whose shares are aggregated) who has satisfied a one-year holding period may, under certain circumstances, sell within any three-month period a number of securities which does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly trading volume of the class during the four calendar weeks prior to such sale. Rule 144 also permits, under certain circumstances, the sale of securities, without any limitation, by our stockholders that are non-affiliates that have satisfied a two-year holding period. Any substantial sale, or cumulative sales, of our Common Stock pursuant to Rule 144 or pursuant to any resale prospectus may have a material adverse effect on the market price of our securities.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL INFORMATION. Financial Statements of Hudson Securities Inc. for the years ended March 31, 2005 (audited) and 2004 (unaudited).

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS

Set forth below is a list of Exhibits included as part of this Current Report.

2.1* Agreement and Plan of Merger between Health Outcome Management, Inc. Hudson Acquisition, Inc and Hudson Securities, Inc. dated December 22, 2004
99.1**    Press release dated May 3, 2005
99.2*** Hudson Securities, Inc. Financial Statements for the years ended March 31, 2005 (audited) and March 31, 2004 (unaudited)


* Previously filed as Exhibit 2.1 to the Company's Form 8-K filed with the SEC on December 28, 2004.
** Previously Filed as Exhibit 99.1 to the Company's Form 8-K filed with the SEC on May 4, 2005.
***       Filed herewith.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTH OUTCOMES MANAGEMENT, INC.


Date: July 18, 2005                         By:  /s/ Martin Cunningham
                                            ------------------------------------
                                            Martin Cunningham, Chairman and
                                            Chief Executive Officer






















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